SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)               October 29, 1998


                      Interactive Flight Technologies, Inc.
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             (Exact name of registrant as specified in its charter)


           Delaware                0-25668                      11-3197148
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(State of other jurisdiction      (Commission                 (IRS Employer
      of incorporation)           File Number)             Identification No.)


4041 N. Central Avenue, Suite B-200
Phoenix, Arizona                                                   85012
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code       (602)  200-8900
                                                         ---------------





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Item 5. Other Events.


     On October 29, 1998, Interactive Flight Technologies, Inc. (the "Company") issued a statement following the decision by Swissair to deactivate the Company's in-flight entertainment system on all Swissair MD-11s and 747s. Attached hereto and incorporated herein is a copy of the Company's press release.

     Item 7. Exhibits.

1. Press release dated October 29, 1998 containing the Company's statement pertaining to Swissair deactivating the Company's in-flight entertainment system on all Swissair MD-11s and 747s.



                                      (2)

                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           INTERACTIVE FLIGHT TECHNOLOGIES, INC.

Date:  November 13, 1998


                                           /s/ Irwin L. Gross
                                          ------------------------------------
                                           Name:  Irwin L. Gross
                                           Title: Chairman and Chief Executive
                                                  Officer